                                             Exhibit 24

                                   POWER OF ATTORNEY

                     To Sign and File Reports under Section 16(a)
                        Of the Securities Exchange Act of 1934
                         With Respect to Equity Securities of
                                  iGATE Corporation

     KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints,
Eric L. Billings and James J. Barnes, and each of them, my true and lawful attorneys-in-fact and agents, acting alone, full power to act on my behalf and in my name, place and stead, in any and all capacities for the purposes of signing on my behalf any Form 3, Form 4 or Form 5 required to be filed by me pursuant to Section 16 of the Securities and Exchange Act of 1934,
as amended, and any Form 144 required to be filed by me under the securities Act of 1933, as amended, and Rule 144 promulgated thereunder including, without limitation, the power to sign any and all amendment to such forms, if any, and to file such forms with the Securities and
Exchange Commission and to do and perform each and every act and thing requisite or necessary to be done in connection with such forms, as fully and to all intents and purposes as I might or can in person. The authority under this Power of Attorney shall continue until I am no longer required to file Form 3, Form 4, Form 5 and Form 144 with regard to my ownership of or transactions in securities of iGATE Corporation unless revoked in writing.

     I acknowledge that the above-named attorneys-in-fact are not assuming any of my responsibilities to comply with Rule 144 of the Securities Act of 1933, Section 16 of the
Securities and Exchange Act of 1934, or any other securities laws.

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Power of Attorney the date set forth below.

DATE: March 23, 2009                          SIGNATURE:  /s/ Srinivas Kandula

                                              PRINT NAME: Srinivas Kandula